                                                                    Exhibit 10.1

                     ACKNOWLEDGMENT, WAIVER AND AMENDMENT #7
                                       TO
                               FINANCING AGREEMENT

         This ACKNOWLEDGMENT, WAIVER AND AMENDMENT #7 ("Amendment") TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of August 14, 2002 by and between Pemstar Inc., duly organized under the laws of the State of Minnesota ("Customer"), Turtle Mountain Corporation, duly organized under the laws of the State of North Dakota ("Turtle Mountain") and Pemstar Pacific Consultants Inc., duly organized under the laws of the State of California ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants, collectively, the "Credit Parties", individually, a "Credit Party"), and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

         WHEREAS, the Credit Parties and IBM Credit have entered into that certain Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

         WHEREAS, the Credit Parties are in default (as more specifically explained in Section 2 hereof);

         WHEREAS, the Credit Parties are requesting that IBM Credit waive certain defaults; and

         WHEREAS, IBM Credit is willing to waive such defaults subject to the terms and conditions set forth below.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Acknowledgment.

The Credit Parties acknowledge that the following defaults occurred:

           Term                                     Requirement                      Default
           ----                                     -----------                      -------
(a)        Failure of Customer to secure the        As required under Section        Prior written consent of IBM
           prior written consent of IBM Credit      8.22.  of the Agreement          Credit neither  sought nor
           to amend, modify or supplement the                                        received
           Subordinated Debt Documents or any of                                     by Customer
           the terms and conditions of the
           Subordinated Debt (2002)

(b)        Failure of Credit Parties to provide     As required under Section 6.     Not received by IBM Credit.
           IBM Credit with documentation            (p) of the Acknowledgment,
           assigning and granting a security        Waiver #6 and Amendment to
           interest in Chiptronics AR and the       Financing Agreement dated
           accounts in which such Chiptronics AR    June 28, 2002~
           are deposited on or prior to July 31,
           2002

(c)        Credit Parties failed to wire  to the    As required under Section 3.     Received late on August 14,
           IBM Credit Account the proceeds of       (a) (v) of the Amendment No.     2002
           the second tranche of debt under the     5 to Amended and Restated
           Thai Loan Agreement in the amount of     Revolving Credit dated June
           approximately $2,400,000 not later       27, 2002
           than July 15, 2002

(d)        Pemstar not in good standing or          As required under Section 7.4    As evidenced by corporate
           qualified to do business in              of the Agreement                 status checks performed by
           Massachusetts                                                             IBM Credit on the Credit
                                                                                     Parties as of July 31, 2002.

                                                                                     In good standing as of August
                                                                                     14, 2002

Section 3. Waivers to Agreement. Subject to the terms and conditions set forth herein including, without limitation, Section 5 hereof, IBM Credit hereby waives the defaults of the Credit Parties with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof and for the periods indicated above. The waiver shall not be effective until the conditions to effectiveness set forth in Section 5 have been fulfilled to IBM Credit's satisfaction in its sole discretion and shall not be deemed a waiver of compliance with these Sections after the date hereof. The waiver set forth herein shall not apply to any other or subsequent failures to comply with the Agreement or this Amendment.

Section 4. Amendment.

The Agreement is hereby amended as follows:

         A. Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

1. Section I of Attachment A is amended in its entirety to read as follows:

"I. Fees, Rates and Repayment Terms:

         (A) Credit Facility: Revolving A: Sixty-five Million Dollars ($65,000000) Revolving Credit Facility

         (B)      Borrowing Base:

                  (i) 90% of the amount of each Credit Party's Eligible Accounts from International Business Machines Corp. ("IBM") or its domestic subsidiaries as account debtor pursuant to agreements between such Credit Party and IBM in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                  Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (i), Accounts from IBM that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

                  (ii) 80% of the amount of each Credit Party's Eligible Accounts from Honeywell Inc.

                  ("Honeywell"), Minnesota Mining & Manufacturing Company ("3M"), and Applied Materials, Inc. ("Applied Materials") as account debtor, provided such account debtors remain investment grade, in IBM Credit's sole discretion, and pursuant to agreements between such Credit Party and such account debtor, in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                  Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (ii), Accounts from Honeywell that allow for payment to be made within 45 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts from Honeywell are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

                  (iii) 80% of the amount of each Credit Party's other Eligible Accounts, other than Concentration Accounts, as of the date of determination as reflected in the Customer's most recent Collateral Management Report provided, however, IBM Credit has a first priority security interest in such Eligible Account;

                  (iv) a percentage, determined from time to time by IBM Credit in its sole discretion, of the amount of Customer's Concentration Accounts for a specific Concentration Account Debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report; unless otherwise notified by IBM Credit, in writing, the percentage for Concentration Accounts for a specific Concentration Account Debtor shall be the same as the percentage set forth in paragraph (ii) of the Borrowing Base;

                  The following subsections (v), (vi), (vii) and (viii) specify valuation rates for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory (as such terms are defined below) for the following Credit Parties' at the specified locations:

                  Pemstar Inc. = Rochester, MN
                  Pemstar Inc. = San Jose, CA
                  Pemstar Inc. = Taunton, MA

                  Turtle Mountain Corporation = Dunseith, ND

                  (v) Rochester, MN = 90, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 95% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Finished Goods Inventory destined for IBM less than 180 days old;

                  (vi) Rochester, MN = 80%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 78% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Parts Inventory destined for IBM less than 180 days old;

                  (vii) Rochester, MN = 61%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 75% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Inventory destined for Honeywell, 3M, and Applied Materials less than 180 days old;

                  (viii) Rochester, MN (other than Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 49%, Rochester, MN (for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 44%, San Jose, CA = 41%, Taunton, MA = 55%, Dunseith, ND = 44% of the lower of
                  (x) book value or (y) fair market value of each Credit Party's other Eligible Inventory ~less than 180 days old provided, however, IBM Credit has a first priority security interest in such Eligible Inventory.

                  Eligible Finished Goods Inventory shall mean finished goods inventory in salable condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than

                  Liens pursuant to this Agreement), and designated and identified as product to be sold to IBM as evidenced by (i) non-cancelable purchase orders from IBM or (ii) a non-cancelable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                  Eligible Parts Inventory shall mean parts inventory and floor stock raw materials in good condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as parts to be used to manufacture product (the Eligible Finished Goods Inventory) to be sold to IBM as evidenced by (i) non-cancelable purchase orders from IBM to such Credit Party or (ii) a non-cancelable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                  Eligible Inventory shall mean raw materials, floor stock raw materials and finished goods inventory less than 180 days old owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement) designated and identified by the Customer in its periodic collateral report or borrowing request to IBM Credit as inventory applicable to product sold, or to be manufactured and sold, by a Credit Party to an end user pursuant to non-cancelable purchase orders or other written agreements binding such end user to purchase such product, in each case, in form and substance satisfactory to IBM Credit.

                  Notwithstanding the foregoing, IBM Credit may consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory in the Borrowing Base greater than 180 days old provided that (i) a purchase order is in place between the end-user and the Credit Party, in form and substance satisfactory to IBM Credit or (ii) Credit Party provides evidence to IBM Credit, in form and substance satisfactory to IBM Credit, that the end-user is paying all carrying costs associated with such Eligible Finished Goods, Eligible Parts Inventory and/or Eligible Inventory. Under no circumstances will Eligible Finished Goods, Eligible parts Inventory or Eligible Inventory be considered in the Borrowing Base if older than 365 days.

                  IBM Credit will consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory to be ineligible if the end-user customer with respect to such Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory becomes delinquent in its payments of accounts receivable to the Credit Parties and such accounts receivable owing from such account debtor are not eligible pursuant to the terms of Section 3.1 (C) of the Agreement.

                  Notwithstanding the foregoing, assets of Pemstar Pacific Consultants shall not be included for the purposes of calculating the Borrowing Base. For purposes of calculating the Borrowing Base, Pemstar Pacific Consultants shall not be deemed a Credit Party.

                  In addition, to the extent IBM Credit does not have first priority security interest in any Eligible Accounts, Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory such item will not be included for purposes of calculating the Borrowing Base.

         (C)      Collateral Insurance Amount: Seventy Million Dollars
                  ($70,000,000).

         (D)      Applicable Margin: Prime Rate plus 3.50%.

         (E)      Delinquency Fee Rate: Prime Rate plus 6.500%.

         (F)      Shortfall Transaction Fee: Shortfall Amount multiplied by
                  0.30%.

         (G)      Other Charges:

                  (i) Unused Line Fee: 0.375% per annum on the daily average unused portion of the Credit Line for each day from the closing date of the Agreement and shall be computed on the basis of a 360 day year and payable monthly in arrears and upon the maturity or termination of the Agreement.

                  (ii) Prepayment Fee: A prepayment premium, payable to IBM Credit in the event that the Customer terminates the Credit Line prior to Termination Date, in an amount equal to the amount of the Credit Line in effect as of the date of notice of termination or date of default, multiplied by one half of one percent (0.50%).

                  (iii) Waiver Fee of Sixty Five Thousand Dollars ($65,000).

2. Section II of Attachment A is amended in its entirety to read as follows:

II. Bank Account

Credit Parties' Lockbox(es) and Special Account(s) will be maintained at the following Bank(s):

               Name of Bank:          U.S. Bank
               Address:               EP-MN-M5BC
                                      601 Second Avenue South
                                      Minneapolis, MN 55402-4302
               Bank Contact:          Mr. Christopher J. Schaaf  (612) 973-1051
               Lockbox Address:       PEMSTAR INC.
                                      SDS-12-1905
                                      P.O. Box 86
                                      Minneapolis, MN 55486-1905
               Special Account #:     1-047-5581-5495
               Lockbox #              SDS-12-1905

               Name of Bank:          Citizens Bank of Massachusetts Inc.
               Address:               1200 Hancock Street
                                      Quincy, MA 02169
               Bank Contact:          David M. Kilnapp (617) 745-6265
               Lockbox Address:       PEMSTAR INC.
                                      P.O. Box 845788
                                      Boston, MA 02284-5788
               Special Account #:     1102182378
               Lockbox #              5788

               Name of Bank:          U.S. Bank
               Address:               EP-MN-M5BC
                                      601 Second Avenue South
                                      Minneapolis, MN 55402-4302

               Bank Contact:          Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:       Turtle Mountain Corporation
                                      SDS-12-2077
                                      Minneapolis, MN 55486-2077
               Special Account #:     1047-5711-5977
               Lockbox #              SDS-12-2077

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302

               Bank Contact:        Mr. Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:     Pemstar Inc. (San Jose location)
                                    SDS51930
                                    P.O. Box 51930
                                    Los Angeles, CA 90051-6210
               Special Account:     1-047-5581-57950
               Lockbox #            SDS51930

               Name of Bank         U.S. Bank
               Bank Address         EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact         Christopher J. Schaaf - (612) 973-1051
               Lockbox Address      Pemstar Inc. - Chaska
                                    SDS-12-2225
                                    P.O. Box 86
                                    Minneapolis, MN. 55486-2225
               Special Account      1-047-5714-2476
               Lockbox #            SDS-12-2225

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact:        Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:     Pemstar Pacific Consultants Inc
                                    PO Box 51911 Unit A
                                    Los Angeles, CA 90051-6211
               Special Account #    1-539-1000-7704
               Lockbox #            51911"

Section 5. Conditions to Effectiveness of Waiver. The waiver set forth in
Section 3 hereof shall become effective only upon the fulfillment of all of the following conditions precedent, to the satisfaction of IBM Credit in its sole discretion:

(i) this Amendment shall have been executed by each of the parties hereto and IBM Credit shall have received a fully executed copy of this Amendment by no later than August 15, 2002;

(ii) IBM Credit shall have received evidence satisfactory to it in its sole discretion that U.S. Bank shall have waived (in writing) all defaults under its financing facility with the Credit Parties by no later than August 15, 2002 and such waiver shall be in form and substance satisfactory to IBM Credit;

(iii) the Credit Parties shall pay to IBM Credit a waiver fee, in immediately available funds, equal to sixty five thousand dollars ($65,000) on or prior to August 15, 2002. Such waiver fee payable to IBM Credit hereunder shall be nonrefundable and shall be in addition to any other fees IBM Credit may charge the Credit Parties; and

(iv) before and after giving effect to this Amendment, the representations and warranties in Section 6 of the Agreement shall be true and correct as though made on the date hereof. The execution by the Credit

Parties of this Amendment shall be deemed a representation that the Credit Parties have complied with the foregoing condition.

Section 6. Additional Requirements. The Agreement is hereby amended by inserting the following additional covenants:

Additional Covenants.

(a) On or prior to August 16, 2002, the Credit Parties shall provide to IBM Credit documentation (in form and substance satisfactory to IBM Credit in its sole discretion) that assigns and grants IBM Credit a first priority perfected security interest in all accounts receivable owed to Chiptronics Inc. ("Chiptronics AR") and the accounts in which such Chiptronics AR are deposited in (such documentation shall include, without limitation, UCC-1 financing statements). On or prior to August 16, 2002 Chiptronics Inc. shall instruct all its account debtors to send their remittances directly to a lockbox. All remittances in such lockbox shall be deposited in a special account of Chiptronics Inc. that IBM Credit would have control over pursuant to a control agreement in form and substance satisfactory to IBM Credit. 98.5% of the funds received in such special account shall be transferred on a daily basis to an account of Turtle Mountain that is blocked in favor of IBM Credit pursuant to documentation satisfactory to IBM Credit.

(b) On or prior to September 2, 2002, the Credit Parties shall provide to IBM Credit documentation satisfactory to IBM Credit pursuant to which the Customer shall pledge the remaining shares of Pemstar Luxembourg S.a.r.l. not currently pledged to IBM Credit with stock certificates and stock powers (or equivalents thereof) and such other documents as required by IBM Credit and the documents executed and delivered in connection therewith shall be in form and substance satisfactory to IBM Credit in its sole discretion. After giving effect to such documentation, IBM Credit shall have a perfected first lien in one less than two-thirds of the voting stock of Pemstar Luxembourg S.a.r.l. All actions necessary or desirable (and all approvals (if any) necessary) to give IBM Credit a perfected first lien in such stock of Pemstar Luxembourg S.a.r.l shall have been taken to the satisfaction of IBM Credit in its sole discretion (including all filings and registrations) prior to September 2, 2002. On or prior to September 2, 2002, IBM Credit shall have received a favorable opinion of counsel for Pemstar Luxembourg S.a.r.l. in form and credit substance satisfactory to IBM and from counsel satisfactory to IBM Credit.

(c) Notwithstanding Section 6 (e) of Amendment No. 6, the Customer shall maintain financing facilities with U.S. Bank or such other bank or financial institution acceptable to IBM Credit, in an aggregate amount not less than Twenty Five Million Dollars ($25,000,000) ("U.S. Bank Facility") . IBM Credit understands that approximately Six Million Dollars ($6,000,000) of the U.S. Bank Facility will be subject to reduction caused by monthly lease payments on account of operating leases with U.S. Bank.

The failure by any of the Credit Parties to comply with any of the above covenants or the failure of any of the above requirements to be satisfied (within the above time frames) in IBM Credit's determination in its sole discretion shall constitute an immediate Event of Default under the Agreement.

Section 7. Rights and Remedies. Except to the extent specifically waived herein, IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to each Credit Party, including any and all rights or remedies which it may have in the future as a result of each Credit Parties' failure to comply with its financial covenants or any other covenants to IBM Credit. Except to the extent specifically waived herein neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies. The Credit Parties and IBM Credit agree that failure to comply with the terms and provisions of this Amendment or the Agreement constitute a new default under the Agreement.

Section 8. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

Section 10. Representations. The Credit Parties hereby represent that this Amendment is a legal, valid, binding obligation of such parties and enforceable in accordance with its terms. The Customer's financing facility with U.S. Bank is currently Twenty Five Million Dollars ($25,000,000).

IN WITNESS WHEREOF, this Amendment has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

IBM Credit Corporation                                      Pemstar Inc.

By: /s/ Steve Flanagen for              By:    /s/ Al Berning
   --------------------------------        -------------------------------------
Print Name: Salvatore F. Grasso         Print Name: Al Berning
            -----------------------                 ----------------------------
Title: Mgr. Commercial Financing
       Credit, NA                       Title: Chief Executive Officer
       ----------------------------            ---------------------------------
Date:     8-14-02                       Date:
       ----------------------------            ---------------------------------

Turtle Mountain Corporation             Pemstar Pacific Consultants, Inc.

By:    /s/ Al Berning                   By:    /s/ Al Berning
   --------------------------------        -------------------------------------
Print Name: Al Berning                  Print Name: Al Berning
            -----------------------                 ----------------------------
Title: Director                         Title: Director
       ----------------------------            ---------------------------------
Date:                                   Date:
       ----------------------------            ---------------------------------

By:    /s/ John E. Miller
   --------------------------------
Print Name: John E. Miller
            -----------------------
Title: President
       ----------------------------
Date:
       ----------------------------

                        ATTACHMENT A, ("ATTACHMENT A") TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AGREEMENT ("AGREEMENT")
                               DATED JUNE 29, 2001

Customer Name: PEMSTAR INC., TURTLE MOUNTAIN CORPORATION, and PEMSTAR PACIFIC Consultants, Inc. (together, the "Credit Parties")

Effective Date of this Attachment A: August 14, 2002

I.       Fees, Rates and Repayment Terms:

         (A) Credit Facility: Revolving A: Sixty-five Million Dollars ($65,000000) Revolving Credit Facility

         (B)      Borrowing Base:
                  (i) 90% of the amount of each Credit Party's Eligible Accounts from International Business Machines Corp. ("IBM") or its domestic subsidiaries as account debtor pursuant to agreements between such Credit Party and IBM in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                  Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (i), Accounts from IBM that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

                  (ii) 80% of the amount of each Credit Party's Eligible Accounts from Honeywell Inc. ("Honeywell"), Minnesota Mining & Manufacturing Company ("3M"), and Applied Materials, Inc. ("Applied Materials") as account debtor, provided such account debtors remain investment grade, in IBM Credit's sole discretion, and pursuant to agreements between such Credit Party and such account debtor, in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                  Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (ii), Accounts from Honeywell that allow for payment to be made within 45 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts from Honeywell are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

                  (iii) 80% of the amount of each Credit Party's other Eligible Accounts, other than Concentration Accounts, as of the date of determination as reflected in the Customer's most recent Collateral Management Report provided, however, IBM Credit has a first priority security interest in such Eligible Account;

                  (iv) a percentage, determined from time to time by IBM Credit in its sole discretion, of the amount of Customer's Concentration Accounts for a specific Concentration Account Debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report; unless otherwise notified by IBM Credit, in writing, the percentage for Concentration Accounts for a specific Concentration Account Debtor shall be the same as the percentage set forth in paragraph (ii) of the Borrowing Base;

                  The following subsections (v), (vi), (vii) and (viii) specify valuation rates for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory (as such terms are defined below) for the following Credit Parties' at the specified locations:

                  Pemstar Inc. = Rochester, MN
                  Pemstar Inc. = San Jose, CA
                  Pemstar Inc. = Taunton, MA

                  Turtle Mountain Corporation = Dunseith, ND

                  (v) Rochester, MN = 90, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 95% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Finished Goods Inventory destined for IBM less than 180 days old;

                  (vi) Rochester, MN = 80%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 78% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Parts Inventory destined for IBM less than 180 days old;

                  (vii) Rochester, MN = 61%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 75% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Inventory destined for Honeywell, 3M, and Applied Materials less than 180 days old;

                  (viii) Rochester, MN (other than Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 49%, Rochester, MN (for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 44%, San Jose, CA = 41%, Taunton, MA = 55%, Dunseith, ND = 44% of the lower of
                  (x) book value or (y) fair market value of each Credit Party's other Eligible Inventory less than 180 days old provided, however, IBM Credit has a first priority security interest in such Eligible Inventory.

                  Eligible Finished Goods Inventory shall mean finished goods inventory in salable condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as product to be sold to IBM as evidenced by (i) non-cancelable purchase orders from IBM or (ii) a non-cancelable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                  Eligible Parts Inventory shall mean parts inventory and floor stock raw materials in good condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as parts to be used to manufacture product (the Eligible Finished Goods Inventory) to be sold to IBM as evidenced by (i) non-cancelable purchase orders from IBM to such Credit Party or (ii) a non-cancelable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                  Eligible Inventory shall mean raw materials, floor stock raw materials and finished goods inventory less than 180 days old owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement) designated and identified by the Customer in its periodic collateral report or borrowing request to IBM Credit as inventory applicable to product sold, or to be manufactured and sold, by a Credit Party to an end user pursuant to non-cancelable purchase orders or other written agreements binding such end user to purchase such product, in each case, in form and substance satisfactory to IBM Credit.

                  Notwithstanding the foregoing, IBM Credit may consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory in the Borrowing Base greater than 180 days old provided that (i) a purchase order is in place between the end-user and the Credit Party~, in form and substance satisfactory to IBM Credit or (ii) Credit Party provides evidence to IBM Credit, in form and substance satisfactory to IBM Credit, that the end-user is paying all carrying costs associated with such Eligible Finished Goods, Eligible Parts

                  Inventory and/or Eligible Inventory. Under no circumstances will Eligible Finished Goods, Eligible parts Inventory or Eligible Inventory be considered in the Borrowing Base if older than 365 days.

                  IBM Credit will consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory to be ineligible if the end-user customer with respect to such Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory becomes delinquent in its payments of accounts receivable to the Credit Parties and such accounts receivable owing from such account debtor are not eligible pursuant to the terms of Section 3.1 (C) of the Agreement.

                  Notwithstanding the foregoing, assets of Pemstar Pacific Consultants shall not be included for the purposes of calculating the Borrowing Base. For purposes of calculating the Borrowing Base, Pemstar Pacific Consultants shall not be deemed a Credit Party.

                  In addition, to the extent IBM Credit does not have first priority security interest in any Eligible Accounts, Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory such item will not be included for purposes of calculating the Borrowing Base.

         (C)      Collateral Insurance Amount: Seventy Million Dollars
                  ($70,000,000).

         (D)      Applicable Margin: Prime Rate plus 3.50%.

         (E)      Delinquency Fee Rate: Prime Rate plus 6.500%.

         (F)      Shortfall Transaction Fee: Shortfall Amount multiplied by
                  0.30%.

         (G)      Other Charges:
                  (i) Unused Line Fee: 0.375% per annum on the daily average unused portion of the Credit Line for each day from the closing date of the Agreement and shall be computed on the basis of a 360 day year and payable monthly in arrears and upon the maturity or termination of the Agreement.

                  (ii) Prepayment Fee: A prepayment premium, payable to IBM Credit in the event that the Customer terminates the Credit Line prior to Termination Date, in an amount equal to the amount of the Credit Line in effect as of the date of notice of termination or date of default, multiplied by one half of one percent (0.50%).

                  (iii) Waiver Fee of Sixty Five Thousand Dollars ($65,000)


II. Bank Account

Credit Parties' Lockbox(es) and Special Account(s) will be maintained at the following Bank(s):

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact:        Mr. Christopher J. Schaaf  (612) 973-1051
               Lockbox Address:     PEMSTAR INC.
                                    SDS-12-1905
                                    P.O. Box 86
                                    Minneapolis, MN 55486-1905

               Special Account #:   1-047-5581-5495
               Lockbox #            SDS-12-1905
               Name of Bank:        Citizens Bank of Massachusetts Inc.
               Address:             1200 Hancock Street
                                    Quincy, MA 02169
               Bank Contact:        David M. Kilnapp (617) 745-6265
               Lockbox Address:     PEMSTAR INC.
                                    P.O. Box 845788
                                    Boston, MA 02284-5788
               Special Account #:   1102182378
               Lockbox #            5788

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact:        Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:     Turtle Mountain Corporation
                                    SDS-12-2077
                                    Minneapolis, MN 55486-2077
               Special Account #:   1047-5711-5977
               Lockbox #            SDS-12-2077

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact:        Mr. Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:     Pemstar Inc. (San Jose location)
                                    SDS51930
                                    P.O. Box 51930
                                    Los Angeles, CA 90051-6210
               Special Account:     1-047-5581-57950
               Lockbox #            SDS51930

               Name of Bank         U.S. Bank
               Bank Address         EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact         Christopher J. Schaaf - (612) 973-1051
               Lockbox Address      Pemstar Inc. - Chaska
                                    SDS-12-2225
                                    P.O. Box 86
                                    Minneapolis, MN. 55486-2225
               Special Account      1-047-5714-2476
               Lockbox #            SDS-12-2225

               Name of Bank:        U.S. Bank
               Address:             EP-MN-M5BC
                                    601 Second Avenue South
                                    Minneapolis, MN 55402-4302
               Bank Contact:        Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:     Pemstar Pacific Consultants Inc
                                    PO Box 51911 Unit A
                                    Los Angeles, CA 90051-6211
               Special Account #    1-539-1000-7704
               Lockbox #            51911

III. Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

         "Capital Expenditure" shall mean any amount debited to the fixed asset account on the Customer's consolidated balance sheet in respect of: (a) the acquisition (including, without limitation, acquisition by entry into a capitalized lease), construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or capitalized leaseholds; and (b) to the extent related to and not included in (a) above, materials, contract labor and direct labor (excluding expenditures charged to repairs or maintenance in accordance with GAAP.

         "Consolidated Net Income" shall mean, for any period, the net income (or loss), after taxes, of Customer on a consolidated basis for such period determined in accordance with GAAP.

         "Current" shall mean within the ongoing twelve month period.

         "Current Assets" shall mean assets that are cash or expected to become cash within the ongoing twelve months.

         "Current Liabilities" shall mean payment obligations resulting from past or current transactions that require settlement within the ongoing twelve month period, as determined in accordance with GAAP.

         "EBITDA" shall mean, for any period (determined on a consolidated basis in accordance with GAAP), (a) the Consolidated Net Income of Customer for such period, plus (b) each of the following to the extent reflected as an expense in the determination of such Consolidated Net Income: (i) the Customer's provisions for taxes based on income for such period;
         (ii) Interest Expense for such period; and (iii) depreciation and amortization of tangible and intangible assets of Customer for such period. "Fixed Charges" shall mean, for any period, an amount equal to the sum, without duplication, of the amounts for such as determined for the Customer on a consolidated basis, of (i) scheduled repayments of principal of all Indebtedness (as reduced by repayments thereon previously made), (ii) Interest Expense, (iii) capital expenditures
         (iv) dividends, (v) leasehold improvement expenditures and (vi) all provisions for U.S. and non U.S. Federal, state and local taxes.

         "Fixed Charge Coverage Ratio" shall mean the ratio as of the last day of any fiscal period of (i) EBITDA as of the last day of such fiscal period to (ii) Fixed Charges.

         "Interest Expense" shall mean, for any period, the aggregate consolidated interest expense of Customer during such period in respect of Indebtedness determined on a consolidated basis in accordance with GAAP, including, without limitation, amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), the interest portion of any deferred payment obligation and the interest component of any capital lease obligations.

         "Long Term" shall mean beyond the ongoing twelve month period.

         "Long Term Assets" shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

         "Long Term Debt" shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

         "Net Profit after Tax" shall mean Revenue plus all other income, minus all costs, including applicable taxes.

         "Revenue" shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

         "Subordinated Debt" shall mean Customer's unsecured indebtedness to third parties as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit including, without limitation, the Subordinated Debt (2002).

         "Tangible Net Worth" shall mean:

              Total Net Worth minus;

                  (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current intangible assets as identified in Customer's financial statements;

                  (b) all accounts receivable from employees, officers, directors, stockholders and affiliates; and

                  (c) all callable/redeemable preferred stock.

         "Total Assets" shall mean the total of Current Assets and Long Term Assets.

         "Total Liabilities" shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

         "Total Net Worth" (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

         "Working Capital" shall mean Current Assets minus Current Liabilities.

Customer will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review by IBM Credit:

On a consolidated basis:

                 Covenant                      Covenant Requirement
                 --------                      --------------------
     (a)         Net Profit after Tax          Equal to or Greater than (.25) percent quarterly for the
                 to Revenue (Quarterly)        fiscal quarter ending September 30, 2002

                                               Equal to or Greater than .75 percent quarterly for the fiscal quarter ending December 31, 2002.
                                               Equal to or Greater than .25 percent quarterly for the fiscal quarter ending March 31, 2003.
                                               Equal to or Greater than .75 percent quarterly for the fiscal quarter ending June 30, 2003 and all fiscal quarters thereafter.
     (b)         Net Profit after Tax          Equal to or Greater than (3.25) percent for the fiscal
                 to Revenue (Annual)           year ending March 31, 2003 and 1.25 percent for all
                                               fiscal year ends thereafter
     (c)         Total Liabilities to          Greater than Zero and Equal to or Less than 1.6:1.0
                 Tangible Net Worth
     (d)         Current Assets to Current     Greater than 2.0:1.0
                 Liabilities
     (e)                                       Fixed Charge Coverage Ratio Equal to or Greater than 1.00:1.0 for each fiscal month beginning December 31, 2002, including the fiscal months ending January 31, 2003 and February 28, 2003, and
                                               1.30:1.0 for each fiscal month beginning March 31, 2003 and for all fiscal months thereafter
     (f)         Maximum Capital               Less than or equal to $18,000,000 for the fiscal year ending
                 Expenditures                  March 31, 2003 and all fiscal year ends thereafter provided, however, no Credit Party may make any Capital Expenditure in excess of $1,000,000 without the prior written consent of IBM Credit
     (g)         Net Profit After              Equal to or greater than 1.5 percent for the fiscal
                 Tax to Revenue                quarter ending December 31, 2002 and all fiscal quarters thereafter
                 (U.S. Credit Parties
                 operations only)
     (h)         EBITDA                        Equal to or Greater than ($19,000,000) for the six months ending
                 (U.S. Credit Parties          June 30, 2002 and $5,500,000 for all fiscal quarters thereafter.
                 operations only)
     (i)         EBITDA                        Equal to or Greater than ($23,000,000) for the six months ending
                                               June 30, 2002 and $6,000,000 for all fiscal quarters thereafter